UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

_________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 31, 2007

_________________

Inform Worldwide Holdings, Inc.
(Exact name of Registrant as Specified in its Charter)

_________________

Florida	0-29994	20-3379902
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2501 North Green Valley Parkway, Suite 110
Henderson, NV 89014
(Address of Principal Executive Offices)

(702) 317-2300
(Registrant’s telephone number, including area code)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|	Written communications pursuant to Rule 425 under the Securities Act

|_|	Soliciting material pursuant to Rule 14a-12 of the Exchange Act

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Item 1.01    Entry into a Material Definitive Agreement.

        Inform Worldwide Holdings Notes

        On August 31, September 2 and October 15, 2007, Inform Worldwide Holdings, Inc. (the “Company”) issued promissory notes in principal amounts of $200,000, $200,000 and $15,000, respectively (collectively, the “Company Notes”), to Bluewater Partners, S.A., a Cayman Islands corporation (“Bluewater”). The Company Notes each mature on their respective fifth anniversary date, accrue interest annually at the 6-month LIBOR rate plus 3%, may be pre-paid at any time without penalty, and are secured by the personal guaranty of the majority shareholder, director and chief executive officer of the Company, Ashvin Mascarenhas (the “Guarantor”). Additionally, upon certain events of default, such as payment default, bankruptcy and change of control, default interest accrues at the default interest rate of the 6-month LIBOR plus 5%, and Bluewater may accelerate the obligations under the Company Notes.

        The description of the Company Notes set forth above is not complete and is qualified in its entirety by reference to the Company Notes, copies of which are attached as Exhibit 10.1 to this Current Report on Form 8-K, and are incorporated by reference into this Item 1.01.

        PrimaCare Notes

        On August 31, September 28, October 31 and November 30, 2007, PrimaCare Corporation (“PrimaCare”), a Florida corporation subsidiary to the Company, issued promissory notes in principal amounts of $200,000, $200,000, $200,000 and $250,000, respectively (collectively, the “PrimaCare Notes”), to Bluewater. The PrimaCare Notes each mature on their respective fifth anniversary date, accrue interest annually at the 6-month LIBOR rate plus 3%, may be pre-paid at any time without penalty, and are secured by the personal guaranty of the Guarantor. Additionally, upon certain events of default, such as payment default, bankruptcy and change of control, default interest accrues at the default interest rate of the 6-month LIBOR plus 5%, and Bluewater may accelerate the obligations under the PrimaCare Notes.

        The description of the PrimaCare Notes set forth above is not complete and is qualified in its entirety by reference to the PrimaCare Notes, copies of which are attached as Exhibit 10.2 to this Current Report on Form 8-K, and are incorporated by reference into this Item 1.01.

Item 2.03.      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registration.

        The information included in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03.

EXHIBIT INDEX

EXHIBIT INDEX

Exhibit Number	Description

10.1	Promissory Notes issued by the Registrant to Bluewater Partners, S.A.

10.2	Promissory Notes issued by PrimaCare Corporation to Bluewater Partners, S.A.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 4, 2007	Inform Worldwide Holdings, Inc.
By: /s/ Ashvin Mascarenhas
Name: Ashvin Mascarenhas
Title: Chief Executive Officer